UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2023 (January 24, 2023)

Global Business Travel Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, New York 10017
(Address of principal executive offices) (Zip Code)

(480) 909-1740
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment, Incremental Agreement and Reaffirmation

On January 25, 2023, certain subsidiaries of Global Business Travel Group, Inc. (the “Company”) entered into an Amendment, Incremental Agreement and Reaffirmation (the “Amendment”) in respect of that certain senior secured credit agreement, dated as of August 13, 2018, among the loan parties and lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent (the “Senior Secured Credit Agreement”).

The Amendment, among other things, provides for additional term loans in an aggregate principal amount equal to $135 million (the “New Loans”). The Company intends to use the proceeds from this additional term loan for general corporate purposes including continued Egencia integration, accelerating growth in SME through the operating model changes described in Item 2.05 below and to drive efficiencies. After giving effect to the Amendment, the New Loans will have substantially the same terms as the existing loans under the Senior Secured Credit Agreement’s tranche B-3 term facility. The Amendment also extends the maturity of the revolving credit facility under the Senior Secured Credit Agreement from August 2023 to September 2026, subject to a springing maturity provision described below. Additionally, the Amendment replaces LIBOR with SOFR as the benchmark rate applicable to each of the tranche B-3 term facility and the revolving credit facility and increases the applicable interest rate margins under such facilities.

The New Loans and the existing loans under the tranche B-3 term facility will accrue interest at a variable interest rate based on SOFR plus a leverage-based margin ranging from 5.25% to 6.75% per annum, and loans under the revolving credit facility will accrue interest at a variable interest rate based on SOFR plus a leverage-based margin ranging from 4.75% to 6.25% per annum. A SOFR floor of 1.00% will apply to the New Loans and each of the tranche B-3 term facility and the revolving credit facility.

The revolving credit facility will automatically terminate on May 14, 2025 if the initial term loans under the Senior Secured Credit Agreement have not been refinanced, replaced or extended (with a resulting maturity date that is December 16, 2026 or later) or repaid in full prior to May 14, 2025.

The foregoing description of the provisions of the Amendment is summary in nature and is qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

The Company is moving to a global, customer needs-driven operating model to accelerate growth. This approach will align and intensify our entire organizational focus around meeting customers’ needs in our global and multinational (GMN), and small and medium-sized enterprises (SME) portfolios. These changes will better position us for accelerated growth, drive consistency, increase efficiencies and deliver unrivaled value to our customers. The Company announced internally the organizational changes on January 24, 2023 and expects to incur total pre-tax restructuring and related charges of approximately $20 million to $25 million during the year ending December 31, 2023 in connection with the costs associated with implementing these changes, substantially all of which represent future cash expenditures for the payment of severance and related benefits costs. This strategic realignment and related actions are expected to be substantially complete by the end of the second quarter of 2023.

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein, including with respect to the Amendment and the reorganization, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act of 1934, as amended, and the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “suggests,” “projects,” “forecasts,” “plans,” “intends,” “drive,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “could,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on market opportunities; (2) our ability to maintain our existing relationships with customers and suppliers and to compete with existing and new competitors in existing and new markets and offerings; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) intense competition and competitive pressures from other companies in the industry in which we operate; (6) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (7) the impact of the COVID-19 pandemic, Russia’s invasion of Ukraine and related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (8) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (9) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (10) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in person business meetings and demand for travel and our services); (11) the effect of legal, tax and regulatory changes; and (12) other factors that are included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q filed with the SEC on November 10, 2022, our Registration Statement on Form S-4, as originally filed with the SEC on September 9, 2022 and declared effective on October 3, 2022, and our other filings with the SEC. The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in our forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amendment, Incremental Agreement and Reaffirmation, dated as of January 25, 2023, among GBT Group Services B.V., as the borrower, the other loan parties and lenders party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Travel Group, Inc.

By:	/s/ Eric J. Bock
Name: Eric J. Bock
Title: Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: January 25, 2023